INVESCO EUROPEAN SMALL COMPANY                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER:        811-1540
SERIES NO.:         18

72DD.                        1 Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                            $ 3,773
                             2 Dividends for a second class of open-end company shares
                                 (000's Omitted)
                               Class B                                            $    18
                               Class C                                            $   435
                               Class Y                                            $ 5,958

73A.                           Payments per share outstanding during the entire current
                                 period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                                            $0.2769
                             2 Dividends for a second class of open-end company shares
                                 (form nnn.nnnn)
                               Class B                                            $0.1743
                               Class C                                            $0.1743
                               Class Y                                            $0.3130

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                                             13,781
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                 88
                               Class C                                              2,451
                               Class Y                                             19,787

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                                            $ 13.35
                             2 Net asset value per share of a second class of open-end
                                 company shares (to nearest cent)
                               Class B                                            $ 12.51
                               Class C                                            $ 12.53
                               Class Y                                            $ 13.41

 INVESCO INTERNATIONAL SMALL COMPANY FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER:        811-1540
SERIES NO.:         19

72DD.                        1 Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                            $ 2,737
                             2 Dividends for a second class of open-end company shares
                                 (000's Omitted)
                               Class B                                            $    15
                               Class C                                            $   244
                               Class Y                                            $ 1,373
                               Class R5                                           $   247
                               Class R6                                           $   388

73A.                           Payments per share outstanding during the entire current
                                 period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                                            $0.3685
                             2 Dividends for a second class of open-end company shares
                                 (form nnn.nnnn)
                               Class B                                            $0.2381
                               Class C                                            $0.2381
                               Class Y                                            $0.4087
                               Class R5                                           $0.4226
                               Class R6                                           $0.4354

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                                              7,918
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                 64
                               Class C                                              1,067
                               Class Y                                              3,740
                               Class R5                                               636
                               Class R6                                             1,008

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                                            $ 15.44
                             2 Net asset value per share of a second class of open-end
                                 company shares (to nearest cent)
                               Class B                                            $ 14.73
                               Class C                                            $ 14.73
                               Class Y                                            $ 15.46
                               Class R5                                           $ 15.32
                               Class R6                                           $ 15.31

INVESCO SMALL CAP EQUITY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER:        811-1540
SERIES NO.:         21

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                                             39,108
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                255
                               Class C                                              4,862
                               Class R                                              5,507
                               Class Y                                             27,932
                               Class R5                                             7,185
                               Class R6                                             4,009

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                                            $ 14.25
                             2 Net asset value per share of a second class of open-end
                                 company shares (to nearest cent)
                               Class B                                            $ 11.70
                               Class C                                            $ 11.69
                               Class R                                            $ 13.48
                               Class Y                                            $ 14.66
                               Class R5                                           $ 15.54
                               Class R6                                           $ 15.61

INVESCO GLOBAL CORE EQUITY FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER:        811-1540
SERIES NO.:         23

72DD.                        1 Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                            $ 7,430
                             2 Dividends for a second class of open-end company shares
                                 (000's Omitted)
                               Class B                                            $    38
                               Class C                                            $   204
                               Class R                                            $     8
                               Class Y                                            $   304
                               Class R5                                           $     3

73A.                           Payments per share outstanding during the entire current
                                 period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                                            $0.1379
                             2 Dividends for a second class of open-end company shares
                                 (form nnn.nnnn)
                               Class B                                            $0.0319
                               Class C                                            $0.0319
                               Class R                                            $0.1033
                               Class Y                                            $0.1740
                               Class R5                                           $0.1883

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                                             53,995
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                              1,163
                               Class C                                              6,323
                               Class R                                                 76
                               Class Y                                              1,873
                               Class R5                                                29

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                                            $ 13.89
                             2 Net asset value per share of a second class of open-end
                                 company shares (to nearest cent)
                               Class B                                            $ 13.23
                               Class C                                            $ 13.26
                               Class R                                            $ 13.88
                               Class Y                                            $ 13.88
                               Class R5                                           $ 14.06